________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the six months ended June 30, 2000.

HIGH YIELD MARKET
The fixed income markets outperformed stocks for the quarter and year-to-date (Lehman Brothers Aggregate Bond Index returns of +1.74% and +3.99%, respectively, versus the Wilshire 5000 Stock Index returns of -4.74% and -1.41%). High yield bonds performed better in the June quarter than in the March quarter, but still lagged other sectors of the fixed income market. High yield bond returns, as measured by the Lehman Brothers High Yield Bond Index (the "Index") were +1.15% for the quarter and -1.21% year-to-date. These returns were below the performance of investment grade corporates (+1.23% for the quarter, +2.68% for the year-to-date) and Treasuries (+1.52% for the quarter and +5.37% for the six months). Ten year Treasury yields were unchanged during the period at about 6.00%. However, yields on high yield bonds rose about 35 basis points to around 12.30%. Single B rated bond quality spreads widened 165 basis points during the first half and are now at a spread of 625 basis points, the widest level since 1998's summer financial crisis.

The high yield bond market continues to suffer from rising interest rates, higher default rates and weak demand conditions. The Federal Reserve ("Fed") has increased interest rates six times since May 1999 (1.75%), in an effort to slow down the economy, making it difficult to generate investor interest in fixed income assets. Bond rating downgrades have outpaced upgrades since late 1998 and domestic high yield bond default rates have now risen to 4.1% on a latest-twelve-month basis. This level of defaults, the highest in several years, has heightened credit concerns amongst investors. The rise in defaults can be attributed to the tremendous volume of new issues in 1997-98. Several of these issues appear to be running into problems due to poor management and adverse business developments.

Finally, demand for high yield remained low. Mutual funds experienced $4.3 billion in outflows in the first half, compared to $5.6 billion in inflows during 1999's first half. Weaker demand resulted in a lower volume of new issuance, approximately $30 billion so far in 2000, about one-half the volume of 1999's first half.

STRATEGY
Portfolio strategy in the second quarter centered on utilizing current market themes in combination with our classic high yield credit strategy. One such theme, "market trading illiquidity", led us to: add to well-capitalized credits which have large size issues outstanding, purchase two short duration issues, and sell smaller sized issues. New positions were established in the telecom sector, reflecting another theme of investing in mature companies with managements that have proven they can execute on their business plans. We also added two new leveraged buy-out situations which met our classic high yield credit theme. We sold several distressed issues where the recovery potential was limited. We continued to reduce our overweight position in emerging market corporates due to the high volatility in that sector.

We kept our industry sector overweights in gaming and entertainment, consumer products, technology and transportation due to the attractive fundamentals in those areas. Conversely, we underweighted energy, basic industries, retailers, healthcare, media and utilities. Also, we kept our

________________________________________________________________________________
                                                                               2



overweight in middle tier credits (Single-Bs) in place at 73% versus a market weighting of 56%.

The Fund remains broadly diversified and was invested in the issues of 122 companies at quarter-end. The top three industry categories as a percentage of net assets were: telecommunications (22.8%), entertainment (11.6%) and containers and paper (10.6%).

The Fund's average maturity was kept at about 7.3 years and the average quality was maintained at Single B. The Fund's leverage during the quarter remained below 33% of assets and was 28% at quarter-end.

PERFORMANCE
CIGNA High Income Shares had disappointing performance in the second quarter and first half of 2000. Based on net asset value, the Fund's total returns were -2.29% and -4.27%, respectively, for the quarter and six months. These returns compared unfavorably to the Index. The Fund's weak performance relative to its benchmark was due to credit specific problems during the quarter. The biggest impact was the swift bankruptcy filing of Kitty Hawk, an air cargo transportation company, which cost the Fund about 70 basis points in performance. Substantial price declines in some of the Fund's emerging market corporate bond holdings due to adverse business developments also had a negative impact. These losses were only partially offset by gains in Verio, which agreed to be acquired by NTT Communications, Allied Waste, United Rentals and certain telecom holdings. Returns for the quarter and year-to-date based on the market value of the Fund's shares traded over the New York Stock Exchange were 6.97% and 13.17%, respectively.

In response to several defaults in its portfolio and the increased cost of borrowing, the Fund's monthly dividend was reduced in August to 5.75 cents from 6 cents per share. More information on the rate change may be found on page 12.

OUTLOOK
The outlook for the high yield market is cloudy. The asset class is currently cheap on a historical valuation basis, but has been attractively valued for some time now. Near-term performance will be driven by Federal Reserve policy, default trends, and market technical conditions. Recent economic data have shown the economy is beginning to slow. If this trend continues, the Fed may end its tight monetary policy, which would be a big boost to the high yield and fixed income markets. Default rates are expected to remain high over the near term as the 1997-98 surge in new issues seasons further and the weaker companies are washed out. Improvement in the market's technical condition is needed, through the reversal of mutual fund outflows and renewed buying by other investors, before the market can improve. However, neither the timing nor the catalyst to get the market moving forward again can be predicted with certainty at this time.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 2000 (Unaudited)   3
(Continued)

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 135.2%
AEROSPACE AND DEFENSE - 3.2%
BE Aerospace, Inc.,
    9.875%, 2006                            $ 4,000        $ 3,780
    9.5%, 2008                                  500            460
Hexcel Corp., 9.75%, 2009                     5,050          4,595
                                                      -------------
                                                             8,835
                                                      -------------

AUTO AND TRUCK - 2.4%
Collins & Aikman Products Co.,
    11.5%, 2006                               3,000          2,955
Tenneco Automotive, Inc.,
    11.625%, 2009                             4,000          3,550
                                                      -------------
                                                             6,505
                                                      -------------

BROADCASTING AND MEDIA - 5.2%
American Lawyer Media, Inc.,
    9.75%, 2007                               4,500          4,084
Echostar DBS Corp., 9.375%, 2009              3,100          2,992
nnova S DE R.L., 12.875%, 2007                4,600          4,278
Lodgenet Entertainment Corp.,
    10.25%, 2006                              3,000          2,902
                                                      -------------
                                                            14,256
                                                      -------------
CABLE TV - 6.5%
Cablevision S.A., 13.75%, 2007
    (144A security acquired Mar.  2000
    for $3,460)**                             3,500          3,255
Charter Communications, Inc.,
    10.25%, 2010                              5,000          4,825
International Cabletel, Inc.,
    12.75%, 2005***                           2,750          2,812
Multicanal, S.A.,
    13.125%, 2009 Series E                    2,450          2,315
United Pan Europe Communications N.V.
    11.25%, 2010

                                              5,500          4,771
                                                      -------------
                                                            17,978
                                                      -------------

CHEMICALS - 2.4%
Brunner Mond Group PLC,
    11%, 2008                                 3,000          1,350
Great Lakes Carbon Corp.,
    10.25%, 2008                              1,350          1,080
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009                             4,000          4,020
                                                      -------------
                                                             6,450
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 6.2%
Carson, Inc., 10.375%, 2007                   3,250          3,445
Desa International, Inc., 9.875%, 2007        2,750          2,200
Drypers Corp., 10.25%, 2007                   4,000          2,640
Jostens, Inc., 12.75%, 2010                   3,350          3,316



                                                           MARKET
                                            PRINCIPAL       VALUE
                                              (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES - (CONTINUED)
Samsonite Corp., 10.75%, 2008               $  4,350       $ 3,621
United Industries Corp.,
    9.875%, 2009                               3,050         1,830
                                                      -------------
                                                            17,052
                                                      -------------

CONTAINERS AND PAPER - 10.6%
Gaylord Container Corp.,
    9.875%, 2008                              6,000          3,900
Huntsman Packaging Corp.,
    13%, 2010                                 3,700          3,700
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          4,800
Packaging Corp., 9.625%, 2009                 5,000          4,950
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,800          2,880
Riverwood International Corp.,
    10.625%, 2007                             4,000          3,880
    10.875%, 2008                             2,000          1,740
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          3,218
                                                      -------------
                                                            29,068
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 9.2%
Amkor Technology, Inc.,
    9.25%, 2006                               1,500          1,479
    10.5%, 2009                               4,400          4,389
Dictaphone Corp., 11.75%, 2005                2,465          2,490
Fairchild Semiconductor Corp.,
    10.125%, 2007                             2,625          2,625
    10.375%, 2007                             2,500          2,525
International Wire Group, Inc.,
    11.75%, 2005,                             5,300          5,326
Viasystems, Inc.,
    9.75%, 2007                               5,500          4,785
    9.75%, 2007, Series B                     2,000          1,740
                                                      -------------
                                                            25,359
                                                      -------------

ENTERTAINMENT - 11.6%
American Skiing Co., 12%, 2006                5,250          4,463
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          2,975
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,059
Hollywood Park, Inc., 9.25%, 2007             4,075          4,055
Isle Capri Casinos, Inc., 8.75%, 2009         3,650          3,367
Premier Parks, Inc., 9.75%, 2007              3,500          3,369
SFX Entertainment, Inc.,
    9.125%, 2008                              1,500          1,511
    9.125%, 2008                              3,000          3,030



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 2000 (Unaudited)   4
(Continued)

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
ENTERTAINMENT - (CONTINUED)
Station Casinos, Inc.,
     10.125%, 2006                         $  1,000       $  1,005
     9.875%, 2010 (144A security
     acquired June 2000 for $2,988)**         3,000          3,008
                                                      -------------
                                                            31,842
                                                      -------------

FINANCIAL - 3.0%
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150          4,025
Labranche & Co., Inc., 12%, 2007
    (144A security acquired Feb. 2000
    for $4,093)**                             4,150          4,119
                                                      -------------
                                                             8,144
                                                      -------------

FOOD AND BEVERAGES - 9.6%
Agrilink Foods, Inc., 11.875%, 2008           4,000          3,200
Chiquita Brands International, Inc.,
    10.25%, 2006                              2,895          2,359
    9.625%, 2004                              1,240          1,004
Di Giorgio Corp., 10%, 2007                   4,000          3,520
Fleming Cos.,  Inc.,
    10.625%, 2001                             4,500          4,438
Grupo Azucarero Mexico S.A.,
    11.5%, 2005+                              2,175            816
Imperial Holly Corp., 9.75%, 2007             5,000          1,000
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,470
Premier International Foods PLC,
    12%, 2009 (144A security acquired
    Aug. 1999 for $4,500)**                   4,500          4,005
Stater Brothers Holdings, Inc.,
    10.75%, 2006                              4,100          3,608
                                                      -------------
                                                            26,420
                                                      -------------

HEALTH CARE - 1.3%
Express Scripts, Inc., 9.625%, 2009           3,000          2,925
Mediq, Inc., 11%, 2008+                       6,500            650
                                                      -------------
                                                             3,575
                                                      -------------

INDUSTRIAL - 8.0%
Blount, Inc., 13%, 2009                       5,150          5,253
Foamex Capital Corp., 13.5%, 2005             5,500          4,702
Goss Graphics Systems, Inc.,
    12.25%, 2005                              2,454            834
Grove Worldwide L.L.C.,
    9.25%, 2008                               4,400          1,628
High Voltage Energy Corp.,
    10.5%, 2004                               2,000          1,430
ICF International Inc., 13%, 2003***+         5,000          2,250

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
INDUSTRIAL - (CONTINUED)
Neenah Corp.,
    11.125%, 2007, Series B                $  2,650       $  2,028
    11.125%, 2007, Series E (144A
      security acquired Nov. 1998 for
      $1,553)**                               1,500          1,148
Outsourcing Services Group, Inc.,
    10.875%, 2006                             3,500          2,800
                                                      -------------
                                                            22,073
                                                      -------------
METALS - 2.5%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          1,618
Gulf States Steel, Inc., 13.5%, 2003+         3,765            320
Renco Steel Holdings, Inc.,
    10.875%, 2005                             5,850          4,797
                                                      -------------
                                                             6,735
                                                      -------------

MISCELLANEOUS - 8.9% AES Corp.,
    9.5%, 2009                                3,900          3,822
Allied Waste North America, Inc.,
    10%, 2009                                 6,500          5,427
Buhrmann U.S., Inc., 12.25%, 2009             4,800          4,968
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,582
United Rentals, Inc.,
    9%, 2009                                  3,750          3,319
    9.25%, 2009                               1,350          1,215
                                                      -------------
                                                            24,333
                                                      -------------

RETAIL - 1.3%
Jo Ann Stores, Inc., 10.375%, 2007            4,000          3,600
                                                      -------------

TECHNOLOGY - 5.7%
Exodus Communications, Inc.,
    11.25%, 2008                              4,800          4,752
    10.75%, 2009                                500            482
Orbital Imaging Corp., 11.625%, 2005          4,250          1,944
PSI Net, Inc.,
    10.5%, 2006                               2,360          2,230
    11%, 2009                                 3,490          3,246
Verio, Inc., 11.25%, 2008                     2,765          3,104
                                                      -------------
                                                            15,758
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 2000 (Unaudited)   5
(Continued)

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
TELECOMMUNICATIONS - 22.8%
Alestra S DE R.L., 12.125%, 2006            $ 6,000        $ 5,520
Caprock Communications Corp.,
    12%, 2008                                 3,430          3,190
    11.5%, 2009                               1,000            910
Dobson Communications Corp.,
    10.875%, 2010 (144A security acquired
    June 2000 for $2,977)**                  3,000          3,008
Energis PLC, 9.75%, 2009                      2,500          2,450
Global Crossing Holdings Ltd.,
    9.125%, 2006                              1,850          1,776
Hyperion Telecommunications, Inc.,
    12.%, 2007                                5,920          5,506
KMC Telecom Holdings, Inc.,
    13.5%, 2009                               3,400          2,992
Nextlink Communications, Inc.,
    10.75%, 2008                             1,500          1,477
    10.5%, 2009                              2,450          2,401
Poland Telecom Finance B.V.,
    14%, 2007                                 3,000            450
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          4,200
RSL Communications PLC,
    12.25%, 2006                              1,375          1,128
    10.5%,  2008                              4,750          3,420
Spectrasite Holdings, Inc.,
    10.75%, 2010 (144A security acquired
    Mar. 2000 for $4,087)**                   4,200          4,189
Talton Holdings, Inc., 11%, 2007              2,800          2,380
Transtel Pass-Thru Trust,
    12.5%, 2007                               4,250          1,507
Versatel Telecom B.V.,
    13.25%, 2008                              5,550          5,661
Williams Communications, Inc.,
    10.875%, 2009                             6,000          5,880
World Access, Inc., 13.25%, 2008              5,200          4,550
                                                      -------------
                                                            62,595
                                                      -------------

TEXTILES - 2.7%
Cluett American Corp.,
    10.125%, 2008                           $ 5,000        $ 3,700
Delta Mills, Inc., 9.625%, 2007               2,750          2,090
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,550
                                                      -------------
                                                             8,340
                                                      -------------

TRANSPORTATION - 6.0%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          3,526
Atlas Air, Inc., 10.75%, 2005                 5,885          5,944
Avis Rent A Car, Inc., 11%, 2009              4,725          4,914
                                                      -------------
                                                            14,384
                                                      -------------

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
WIRELESS COMMUNICATIONS - 7.6%
Centennial Cellular, Inc.,
    10.75%, 2008                           $  2,835       $  2,764
Crown Castle International Corp.,
    9%, 2011                                  1,300          1,196
    9.5%, 2011                                  700            665
    10.75%, 2011                              2,000          2,020
Grupo Isuacell S.A.,
    14.25%, 2006                              3,250          3,396
Metrocall, Inc., 9.75%, 2007                  5,000          3,300
Winstar Communications, Inc.,
    12.5%, 2008 (144A security acquired
    March 2000 for $5,038)**                  5,000          4,875
                                                      -------------
                                                            18,216
                                                      -------------

TOTAL BONDS AND NOTES (Cost - $440,434)                    371,518
                                                      -------------



                                               SHARES
                                                (000)
                                               ------
COMMON STOCKS - 0.1%
Goss Graphic Systems Inc., Class B               64            129
World Access, Inc.                               16            181
                                                      -------------
TOTAL STOCKS (Cost - $329)                                     310
                                                      -------------
WARRANTS - 1.4% Convergent Communications, Inc.,
    Exp. 2008*                                   30            327
Orbital Imaging Corp., Exp. 2005*                 4             85
Poland Telecom. Finance B.V.,
    Exp. 2007*                                    3              -
Primus Telecommunications, Inc.,
    Exp. 2004*                                    4            131
Versatel Telecom B.V., Exp 2008*                  7          3,406
Wireless One, Inc., Exp. 2000*                   15              -
                                                      -------------
TOTAL WARRANTS (Cost - $243)                                 3,949
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 136.7%
    (Total Cost - $441,006)                                375,777
Liabilities, Less Cash and Other Assets - (36.7%)         (100,971)
                                                      -------------
NET ASSETS - 100%                                        $ 274,806
                                                      =============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 2000 (Unaudited) 6 (Continued)


     --------------------------------------------------------------
     PORTFOLIO COMPOSITION (UNAUDITED)
     June 30, 2000
                                             MARKET         % OF
     QUALITY RATINGS* OF                     VALUE         MARKET
     LONG-TERM BONDS                         (000)         VALUE
     --------------------------------------------------------------
     Ba/BB                                   $41,355         11.1%
     B/B                                     286,277         77.1%
     Below B                                  43,886         11.8%
                                         ------------  ------------
                                            $371,518        100.0%
                                         ============  ============


     *The higher of Moody's or Standard & Poor's Ratings.
     --------------------------------------------------------------

*    Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $27,605,875 (aggregate cost $28,696,371) which is approximately 10% of net assets.
***  Variable rate security. Rate disclosed is as of June  30, 2000.
+    Defaulted securities.



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments at market value
    (Cost - $441,006)                         $ 375,777
Receivable for investments sold                   9,933
Interest receivable                              12,911
Investment for Trustees' deferred
    compensation plan                               305
                                            ------------
      TOTAL ASSETS                              398,926
                                            ------------

LIABILITIES:
Due to custodian                                    209
Payable for investments purchased                13,050
Loan payable                                    105,820
Dividend payable July 10, 2000 at
    $0.06 per share                               3,114
Accrued interest payable                          1,351
Accrued advisory fees payable                       190
Deferred Trustees' fees payable                     305
Other accrued expenses (including $51
    due to affiliate)                                81
                                            ------------
      TOTAL LIABILITIES                         124,120
                                            ------------

NET ASSETS (Equivalent to $5.30 per share
    based on 51,891 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 274,806
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 403,595
Undistributed net investment income                  30
Unrealized depreciation of investments          (65,229)
Accumulated net realized loss                   (63,590)
                                            ------------
NET ASSETS                                    $ 274,806
                                            ============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME
INCOME:
    Interest                                           $24,666
EXPENSES:
    Interest expense                       $4,107
    Investment advisory fees                1,253
    Administrative services                    66
    Shareholder reports                        45
    Custodian fees and expenses                44
    Auditing and legal fees                    28
    Transfer agent fees and expenses           19
    Trustees' fees                             18
    Other                                      30        5,610
                                          --------  -----------
NET INVESTMENT INCOME                                   19,056
                                                    -----------

REALIZED AND UNREALIZED GAIN/LOSS  ON
     INVESTMENTS
    Net realized loss from
      investments                                      (17,515)
    Unrealized depreciation of investments             (14,963)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (32,478)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                   $(13,422)
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8



STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
(IN THOUSANDS)

                                      SIX MONTHS
                                        ENDED             YEAR ENDED
                                       JUNE 30,          DECEMBER 31,
                                         2000                1999
                                   ------------------  ------------------
OPERATIONS:
Net investment income                  $     19,056         $    41,408
Net realized loss from
   investments                              (17,515)            (40,375)
Unrealized appreciation
(depreciation)
   on investments                           (14,963)             14,578
                                   ------------------  ------------------
Net increase (decrease) in net
   assets from operation                    (13,422)             15,611
                                   ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.375
   per share and $0.82 per share,
   respectively)                            (18,934)            (42,033)
                                   ------------------  ------------------
Total distributions to
shareholders                                (18,934)            (42,033)
                                   ------------------  ------------------

CAPITAL SHARE TRANSACTIONS:
Capital contribution by Adviser                    -              1,615
Net increase from 312 and
   848 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                1,810               5,870
                                   ------------------  ------------------
Net increase from capital share
   transactions                               1,810               7,485
                                   ------------------  ------------------
NET DECREASE IN NET ASSETS                  (30,546)            (18,937)
NET ASSETS:
Beginning of period                         305,352             324,289
                                   ------------------  ------------------
End of period (including
   undistributed and
   (overdistributed) net
   investment income of $30
   and ($92), respectively)             $    274,806         $   305,352
                                   ==================  ==================



STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)
(IN THOUSANDS)

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash provided by borrowing                       $     (135)
Dividends paid in cash                              (18,014)
                                               --------------
Total amount used                                   (18,149)
                                               --------------

CASH PROVIDED (USED) BY OPERATIONS:
Purchases of portfolio securities                   (91,564)
Proceeds from sales of portfolio securities          86,306
                                               --------------
Total amount used                                    (5,258)
                                               --------------
Net Investment Income                                19,057
Net change in receivables/payables
   related to operations                              4,139
                                               --------------
Total other amounts                                  23,196
                                               --------------
NET DECREASE IN CASH                                   (211)
CASH, BEGINNING OF PERIOD                                 1
                                              ---------------
CASH, END OF PERIOD                           $        (210)
                                              ===============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments and receipts is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           10
(Continued)


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the six months ended June 30, 2000 were $112,360,059 at an average interest rate of approximately 7.35%. As of June 30, 2000, the Fund was paying interest at an average annual rate of 7.72% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $65,593. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from its Advisor as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2000 were $91,564,974 and $86,306,381, respectively.

As of June 301, 2000, the cost of securities for federal income tax purposes was $441,006,216. At June 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $65,228,914 of which $6,535,762 related to appreciated securities and $71,764,676 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1999, the Fund had a capital loss carryover for federal income tax purposes of $34,135,912 of which $3,704,377, $1,753,142 and $28,678,393 expire in 2000, 2003 and 2007, respectively. On
December 31, 1999, a capital loss carryover in the amount of $35,528,808 expired resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           11
(Continued)



7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


---------------------------------------------------------------------------------------------------------------------------------
                                         (UNAUDITED)
                                           6 MOS.
                                           ENDED
                                           JUNE 30,                                  YEAR ENDED DECEMBER 31,
                                            2000              1999          1998          1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD    $  5.92            $  6.39        $  7.88       $  7.43     $  7.19       $  6.59
                                      ----------         ----------     ----------     ----------  ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (3)                  0.38               0.81           0.88          0.87        0.85          0.84
Net realized and unrealized gains
  (losses)                                (0.62)             (0.46)         (1.49)         0.44        0.29          0.60
                                      ----------         ----------     ----------     ----------  ----------    ----------

TOTAL FROM INVESTMENT OPERATIONS         (0.24)               0.35          (0.61)         1.31        1.14          1.44
                                      ----------         ----------     ----------     ----------  ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment
  income                                 (0.38)              (0.82)         (0.88)        (0.86)      (0.90)        (0.84)
Distributions in excess of net
  investment income                         -                  -              -             -           -             -
                                      ----------         ----------     ----------     ----------  ----------    ----------
TOTAL DISTRIBUTIONS                      (0.38)              (0.82)         (0.88)        (0.86)      (0.90)        (0.84)
                                      ----------         ----------     ----------     ----------  ----------    ----------
NET ASSET VALUE, END OF PERIOD         $  5.30            $   5.92        $  6.39       $  7.88     $  7.43       $  7.19
                                      ==========         ==========     ==========     ==========  ==========    ==========
MARKET VALUE, END OF PERIOD            $  5.69            $   5.38        $  7.25       $  8.44     $  8.38       $  7.88
                                      ==========         ==========     ==========     ==========  ==========    ==========
TOTAL INVESTMENT RETURN:
Per share market value                   13.17% (1)         (16.18)%        (3.35)%       11.65%      19.25%        26.24%
Per share net asset value (4)            (4.27)%(1)           5.78%         (8.31)%       18.58%      16.70%        22.93%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
  omitted)                           $ 274,806          $ 305,352        $324,289      $295,256   $ 273,500     $ 259,773
Ratio of expenses to average net
  assets (includes interest expense)      3.88% (2)          3.40%           3.40%         3.28%       3.35%         3.80%
Ratio of expenses to average net
  assets (excludes interest expense)      1.04% (2)          1.02%           0.97%         1.06%       1.07%         1.12%
Ratio of net investment income to
  average net assets                     13.20% (2)         13.05%          12.05%        11.28%      11.60%        12.03%
Portfolio turnover                          22% (1)            49%             56%           74%         78%           60%

(1)  Not annualized.
(2)  Annualized.
(3) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(4) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           12
(Continued)



8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


------------------------------------------------------------------------------------------------------------------------------------
                                                                               NET REALIZED AND
                                                                            UNREALIZED GAIN (LOSS)
                          INVESTMENT INCOME      NET INVESTMENT INCOME          ON INVESTMENTS        INCR. (DECR.) IN NET ASSETS
PERIOD ENDED              TOTAL      PER SHARE     TOTAL      PER SHARE      TOTAL      PER SHARE        TOTAL       PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

March 31, 1998           $ 13,024   $ 0.28       $ 10,126     $ 0.22         $ 8,199    $ 0.16        $ 108,909     $  0.18
June 30, 1998              14,459     0.29         11,110       0.22         (12,703)    (0.25)         (10,327)      (0.23)
September 30, 1998         14,432     0.29         11,120       0.22         (78,316)    (1.55)         (75,967)      (1.54)
December 31, 1998          14,244     0.28         11,324       0.23           7,420      0.15            6,418        0.10

March 31, 1999             13,768     0.27         11,120       0.22          (6,608)    (0.10)          (2,150)      (0.08)
June 30, 1999              13,592     0.27         10,928       0.21          (3,424)    (0.05)          (1,366)      (0.05)
September 30, 1999         12,995     0.25         10,353       0.20         (18,435)    (0.36)         (17,043)      (0.36)
December 31, 1999          11,853     0.23         9,007        0.17           2,670      0.05            1,622        0.03

March 31, 2000             12,370     0.24         9,529        0.19         (16,227)    (0.31)         (14,875)      (0.32)
June 30, 2000              12,297     0.24         9,647        0.19         (16,251)    (0.31)         (15,552)      (0.30)



____________________________________________________________________________________________________________________________________
CIGNA HIGH INCOME SHARES

TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT   Richard H. Forde
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
____________________________________________________________________________________________________________________________________

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIVIDEND RATE CHANGE
The monthly dividend of 5.75 cents per share, which the Fund declared on August 15, 2000, which is payable on September 8, 2000 to shareholders of record on August 28, 2000, represents a new dividend rate. The new rate is a reduction from the 6.00 cents per-share rate the Fund has paid since April 2000. Fund Management noted that an increase in defaulted securities in recent months has caused the Fund's net investment income to decline. Also, the cost of the Fund's borrowing has continued to increase. Interest payable on the Fund's revolving credit agreement is tied to short-term interest rates, which have risen faster than income from the Fund's invested assets. As a result of this upward trend in short-term rates, the positive income spread earned through leveraging has been reduced.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           13
(Continued)



MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
The Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Monday, April 24, 2000 at 1:00 p.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                         FOR                    VOTE WITHHELD
                                         ---                    -------------

Hugh R. Beath                       47,379,733.632              474,140.132
Richard H. Forde                    47,391,587.634              462,286.130
Russell H. Jones                    47,392,172.584              461,701.180
Thomas C. Jones                     47,397,311.086              456,562.678
Paul J. McDonald                    47,385,927.014              467,946.750

The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2000 was ratified by a vote of shareholders of the Trust as follows:

         FOR                      AGAINST                             ABSTAIN
         ---                      -------                             -------

    47,527,145.910             148,506.271                        178,221.583

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

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CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                               SEMIANNUAL REPORT
       PAID                                                        June 30, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------













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